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Exhibit 99.1

         AMENDMENT AGREEMENT, dated as of March 19, 2003, between COMPUTERIZED THERMAL IMAGING, INC. (the "Company") and BEACH BOULEVARD, L.L.C. (the "Holder").

                                    RECITALS

         A. Reference is made to (i) that certain 7% Convertible Debenture Series 01-1 Due December 31, 2004 No. 01-1-1 in the original principal amount of $2,500,000, issued by the Company to the Holder in December 2001 (the "Debenture"), (ii) the Warrant (as that term is defined in that certain Securities Purchase Agreement dated as of December 20, 2001) issued in connection with the Debenture (the "Debenture Warrant") and (iii) the Company's Registration Statement on Form S-3, as amended, as filed with the Securities and Exchange Commission on March 15, 2002 (the "Registration Statement"), pursuant to which certain shares of the Holder are registered for re-sale.

         B. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Debenture and the Debenture Warrant, respectively, as the context may require.

         C. The parties agree and acknowledge that on or about July 25, 2002, the Holder issued a redemption notice for the amounts then due under the Debenture (the "Holder Redemption Notice") and that the Company has not paid the entire amount due under the Holder Redemption Notice.

         D. The parties agree and acknowledge that the Company has previously issued to the Holder 12,220,403 shares of Common Stock under that certain Private Equity Credit Agreement (some of which were Mandatory Puts issued under such agreement), which the Holder has resold under the Registration Statement. The proceeds of the Mandatory Puts were applied in reduction of the Redeemable Balance.

         E. The parties agree and acknowledge that on or about February 21, 2003 (the "First Conversion Date"), the Holder (i) exercised the Debenture Warrant for 260,417 shares, at an agreed upon exercise price of $0.087733 per share and
(ii) converted $85,736.50 in principal of the Debenture into 977,244 shares of Common Stock at an agreed upon conversion price of $0.087733 per share. The Holder has resold such shares under the Registration Statement. The $22,847 proceeds from the exercise of the Debenture Warrant were applied in reduction of the Redeemable Balance. The Debenture Warrants were extinguished by such exercise.

         F. The parties agree and acknowledge that, after taking into account the transactions referred to in the preceding recitals, as of March 19, 2003 (the "Current Computation Date"), the amount owing under the Holder Redemption Notice was $1,600,172 (the "Current Balance"), including principal of $1,435,271, a redemption premium of $157,745 and accrued but unpaid interest of $7,157. The Holder has demanded payment in full of the Current Balance.



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         G. The parties are currently involved in settlement negotiations in an attempt to resolve their differences regarding the payment of the Current Balance. The parties have undertaken these negotiations in good faith and expect that they will be able to reach a mutually agreeable settlement within a short period of time. The parties understand and agree that it is in the parties' best interests to remove the immediate threat of litigation from the negotiation process.

         H. In furtherance of the foregoing, the Company agrees and acknowledges that, in lieu of paying the Current Balance in cash in full, it is in the best interests of the Company and its shareholders and creditors for the Company to issue shares to the Holder which the Holder can resell under the Registration Statement and to have such issuance applied as partial payment of the Current Balance and to make certain other adjustments to the Transaction Agreements. The Holder is willing to forego demanding payment of the full Current Balance on the terms specified below.

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

                                    AGREEMENT

         1. Each party represents that the recitals above are true and accurate and acknowledges that each such representation, to the extent it refers to facts within the knowledge of such party, is incorporated herein by reference.

         2. (i) In consideration of the Company's agreements provided herein, the Holder hereby agrees, subject to the provisions hereof, including, without limitation the remaining provisions of this Section 2 and Sections 3 through 6, inclusive, hereof, (i) that Holder will defer its demand for immediate payment of the full amount due under the Holder Redemption Notice for at least ninety
(90) days from the date of execution of this Amendment Agreement and (ii) that Holder will not file any lawsuit against the Company, its officers, employees, partners or agents for a period of ninety (90) days from the date of execution of this Amendment Agreement.

                  (ii) The Company acknowledges that the provisions of Section 2(i) will not be binding on the Holder if any one or more of the following provisions is true:

                  (a) the Company files for bankruptcy;

                  (b) an involuntary petition in bankruptcy is filed against the Company and such petition is not vacated within thirty (30) days;

                  (c) the Company is named as a defendant in any lawsuit in which the damages sought exceed $100,000.00; or

                  (d) the Company does not comply with any of the provisions of this Amendment Agreement.



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                  (iii) While the parties anticipate continuing negotiations regarding resolution of the issue of the payment of such amount, none of the Holder's agreements in Section 2(i) or in any other provision of this Amendment Agreement constitutes a waiver of the Holder's right to demand payment by the Company of the amounts currently due under the Holder Redemption Notice plus any interest accruing on the outstanding principal of the Debenture after the Current Computation Date.

         3. In further consideration of the deferral described above, the Company agrees that the Conversion Price in the Debenture is hereby amended to mean the amount equal to the lower of (a) the Fixed Conversion Price or (b) (x) ninety-four percent (94%) of (y) the average of the lowest Closing Bid Prices (not necessarily consecutive) for any three (3) Trading Days during the ten (10) trading days period immediately preceding the Conversion Date.

         4. The parties agree that, effective upon execution of this Amendment Agreement, $272,762.80 in principal of the Debenture (together with $7,157 in accrued interest on the outstanding principal of the Debenture as of the First Conversion Date from the First Conversion Date through the date hereof) will be converted, at the acknowledged Conversion Price of $0.0846 per share applicable on the date hereof, into 3,224,146 shares of the Company's common stock (the "Converted Shares"), which may be resold under the Registration Statement.

         5. The Company and the Holder acknowledge that the Debenture remains outstanding and the Holder continues to have the right to all of its terms, as modified hereby, including, but not necessarily limited to, the right to convert the Debenture into Common Stock, which the parties agree and acknowledge shall not be covered by the Registration Statement, as all shares previously covered by the Registration Statement shall have been issued by the Company.

         6. The Company agrees that by the close of business on March 24, 2003, the Company will file a Current Report on Form 8-K (or such other filing on the SEC's EDGAR system as Company counsel advises is an acceptable alternative) to reflect the terms of this Amendment Agreement.

         7. (a) The Company confirms that the Registration Statement (i) is currently effective and covers sufficient shares of Common Stock to allow the conversion and exercise as described herein and (ii) will remain currently effective after the execution and delivery of this Amendment Agreement. The Company acknowledges and agrees that the Company will maintain the effectiveness of the Registration Statement until the earlier of (x) the date on which all of the shares issued as provided in this Amendment Agreement have been resold by the Holder under the Registration Statement or (y) the expiration date set forth in the Registration Rights Agreement.

                  (b) The Company acknowledges and agrees that the Company will fulfill its obligations under Section 8 of the Registration Rights Agreement. Subject to the fulfillment by the Company of its obligations under said Section 8 of the Registration Rights Agreement, the provisions of Rule 144 are currently and, to the knowledge of the Company, will remain available to the Holder.



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         8. Except to the extent amended hereby, all terms and conditions of the
Transaction Agreements, including, without limitation, the Debenture, the Warrant and the Registration Rights Agreement, remain in full force and effect. From and after the date hereof, references to any of the Transaction Agreements shall be deemed to refer to the original of such Transaction Agreement, as amended hereby.

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         IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            COMPUTERIZED THERMAL IMAGING, INC.

Date: March 21, 2003                        By: /S/ JOHN M. BRENNA
--------------------                        -----------------------------

                                            Name:  John M. Brenna
                                            Title: President and COO

                                            NAVIGATOR MANAGEMENT LIMITED

Date: March 21, 2003                        By: /S/ ARLENE DECASTRO
---------------------                       -----------------------------

                                            Name:   Arlene DeCastro
                                            Title:  Assistant Secretary

Date: March 21, 2003                        By: /S/ IOKA BOB
---------------------                       -----------------------------

                                            Name:   Ioka Bobb
                                            Title:  Assistant Secretary